Exhibit 10.4

THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, dated as of July 20, 2021 (this “Third Amendment”), is entered into among WCG Purchaser Corp. (f/k/a Da Vinci Purchaser Corp.), a Delaware corporation (the “Borrower”), WCG Purchaser Intermediate Corp. (f/k/a/ Da Vinci Purchaser Intermediate Corp.), a Delaware corporation (“Holdings”), the Co-Borrowers party hereto, the other Guarantors party hereto, Barclays Bank PLC (“Barclays”), as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Credit Agreement referred to below, and the 2021 Incremental Term Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Holdings, the Co-Borrowers from time to time party thereto, the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties from time to time party thereto have entered into that certain First Lien Credit Agreement, dated as of January 8, 2020 (as amended by that certain First Amendment to Credit Agreement, dated as of November 2, 2020 (the “First Amendment”), by and among the Borrower, Holdings, the Co-Borrowers party thereto, the other Guarantors party thereto, the 2020 Incremental Term Lenders (as defined therein) and the Administrative Agent, as further amended by that certain Second Amendment to First Lien Credit Agreement, dated as of July 13, 2021 (the “Second Amendment”), by and among the Borrower, Holdings, the Co-Borrowers party thereto, the other Guarantors party thereto, the 2021 Incremental Revolving Lenders (as defined therein) and the Administrative Agent and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Third Amendment, the “Credit Agreement”);

WHEREAS, pursuant to, and in accordance with, Section 2.16 of the Credit Agreement, the Borrower, Holdings, the Co-Borrowers, the Administrative Agent and the 2021 Incremental Term Lenders (as defined below) wish to amend the Existing Credit Agreement to enable the Borrower and the Co-Borrowers to establish an Incremental Term Facility (the “2021 Incremental Term Facility”), pursuant to which the Borrower and the Co-Borrowers have requested that the lenders listed on the signature pages hereto, as “2021 Incremental Term Lenders” (the “2021 Incremental Term Lenders”) make Incremental Term Loans to the Borrower and the Co-Borrowers on the Third Amendment Effective Date (as defined below) in an aggregate principal amount of $200,000,000 (the “2021 Incremental Term Loans” and the Incremental Term Loan Commitments in respect thereof, the “2021 Incremental Term Loan Commitments”), which (a) will be added to (and form part of) the existing Class of Initial Term Loans and (b) will be used, together with cash of the Borrower and the Co-Borrowers and any Revolving Loans borrowed on the Third amendment Effective Date, to fund the Acquisition (as defined below);

WHEREAS, Barclays has agreed to act as lead arranger and bookrunner (the “Third Amendment Lead Arranger”) in arranging this Third Amendment, which the Borrower, Holdings and the Co-Borrowers acknowledge hereby;

WHEREAS, the Borrower intends to, directly or indirectly, consummate, pursuant to that certain Stock Purchase Agreement, dated as of June 15, 2021 (the “Acquisition Agreement”), by and among the Purchaser (as defined therein), the Target, the Sellers (as defined therein) and the other parties thereto, a Permitted Acquisition (the “Acquisition” and the Person or business acquired pursuant to such Permitted Acquisition, the “Target”) on the Third Amendment Effective Date;

WHEREAS, as contemplated by Section 2.16 of the Credit Agreement, (a) the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided to give effect to the establishment of the 2021 Incremental Term Commitments and the incurrence of the 2021 Incremental Term Loans and (b) this Third Amendment shall constitute an Incremental Amendment;

WHEREAS, each 2021 Incremental Term Lender is prepared to provide, severally and not jointly, 2021 Incremental Term Loans in an aggregate principal amount for such 2021 Incremental Term Lender equal to its 2021 Incremental Term Commitment set forth on Schedule 1 hereto (the “2021 Incremental Term Loan Schedule”), subject to the terms and conditions set forth herein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1. RULES OF CONSTRUCTION.

The rules of construction specified in Sections 1.02 through 1.10 of the Credit Agreement shall apply to this Third Amendment, mutatis mutandis, including the terms defined in the preamble and recitals hereto.

SECTION 2. 2021 INCREMENTAL TERM LOANS.

(a) Pursuant to Section 2.16 of the Credit Agreement, each 2021 Incremental Term Lender, severally and not jointly (i) shall on the Third Amendment Effective Date, have a 2021 Incremental Term Commitment that is equal to the amount set forth next to its name on the 2021 Incremental Term Loan Schedule and (ii) agrees, upon the satisfaction of the conditions in Section 6 of this Third Amendment, to make 2021 Incremental Term Loans to, and in the amount requested by, the Borrower on the Third Amendment Effective Date in a principal amount not to exceed its respective 2021 Incremental Term Commitment, in accordance with this Third Amendment and the Credit Agreement; provided, that any 2021 Incremental Term Loan may be funded by any Affiliate of such 2021 Incremental Term Lender that is an Eligible Assignee under the Credit Agreement. The borrowing of the 2021 Incremental Term Loans will be subject solely to the satisfaction of the conditions precedent set forth in Section 2.16(f) of the Credit Agreement and Section 6 hereof.

(b) The full amount of the 2021 Incremental Term Loans shall be borrowed by the Borrower and the Co-Borrowers, at the election of the Borrower, in a single drawing on the Third Amendment Effective Date and amounts paid or prepaid in respect of the 2021 Incremental Term Loans may not be reborrowed. The 2021 Incremental Term Loans (i) shall be added to, and thereafter constitute a part of, the existing Class of Initial Term Loans and (ii) shall have terms that are identical (including with respect to interest rates (including Applicable Rates and any interest rate floors), amortization, voluntary prepayment terms, mandatory prepayment terms) to the terms applicable to the Initial Term Loans outstanding on the date hereof, as set forth in the Credit Agreement; provided, that the initial Interest Period for the 2021 Incremental Term Loans shall end on August 9, 2021. The 2021 Incremental Term Loans and (in accordance with Section 2.09(a) of the Existing Credit Agreement) the Initial Term Loans outstanding on the date hereof shall, as of the Third Amendment Effective Date, be subject to the scheduled amortization set forth in Section 3(a)(v) hereto with the remaining outstanding principal amount due and payable in full on the Maturity Date for the existing Class of Initial Term Loans (which shall also be the Maturity Date for the 2021 Incremental Term Loans).

(c) The 2021 Incremental Term Lenders, the Administrative Agent and the Loan Parties party hereto agree that this Third Amendment shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.16 of the Credit Agreement.

(d) Immediately upon the incurrence of the 2021 Incremental Term Loans on the Third Amendment Effective Date, (i) the 2021 Incremental Term Loans shall be added to (and form part of) each Borrowing of existing Initial Term Loans outstanding under the Existing Credit Agreement immediately prior to the funding of the 2021 Incremental Term Loans on a pro rata basis (based on the relative sizes of the various outstanding Term Borrowings), so that each Lender will participate ratably in each then outstanding Term Borrowing of Initial Term Loans, (ii) in connection with the foregoing, the Administrative Agent shall (and is hereby authorized to) take all necessary actions to ensure that all Lenders participate in each Term Borrowing of Initial Term Loans (after giving effect to the incurrence of 2021 Incremental Term Loans) on a pro rata basis (based upon the then outstanding principal amount of all Initial Term Loans held by the Lenders at such time), (iii) the 2021 Incremental Term Loans shall constitute a single Class of Term Loans with the Initial Term Loans and shall be part of the Initial Term Loans and shall be assigned the same CUSIP as the Initial Term Loans, (iv) the 2021 Incremental Term Loans will mature on the Maturity Date applicable to the Initial Term Loans made on the Closing Date and (v) the 2021 Incremental Term Loans shall constitute “Initial Term Loans” for all purposes under, and subject to the provisions of, the Loan Documents.

(e) The 2021 Incremental Term Commitment of each 2021 Incremental Term Lender shall automatically terminate upon the funding of the 2021 Incremental Term Loans on the Third Amendment Effective Date.

(f) The 2021 Incremental Term Loans will be used, together with cash on hand of the Borrower and the Co-Borrowers and any Revolving Loans borrowed on the Third Amendment Effective Date, (i) to fund the Acquisition and finance the related transactions as contemplated by the definitive documentation for the Acquisition, (ii) if applicable, to finance the repayment of certain third-party loan facilities of the Target (and termination of commitments thereunder and release of guarantees, liens and security interests thereto) and (iii) to pay fees, costs and expenses related hereto and thereto.

SECTION 3. AMENDMENTS TO CREDIT AGREEMENT.

(a) Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Credit Agreement is hereby amended on the Third Amendment Effective Date as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

““2021 Incremental Term Lenders” has the meaning provided in the Third Amendment.”

““2021 Incremental Term Loans” has the meaning provided in the Third Amendment.”

““Third Amendment” means that certain Third Amendment to this Agreement, dated as of the Third Amendment Effective Date, among Holdings, the Borrower, the Co-Borrowers party thereto, the Administrative Agent, the Collateral Agent and the 2021 Incremental Term Lenders.”

““Third Amendment Effective Date” means July 20, 2021.”

(ii) The definition of “Initial Term Loan Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Initial Term Loan Commitment” means, as to each Lender, (I) on or prior to the First Amendment Effective Date, its obligation to make an Initial Term Loan to the Borrower and the Co-Borrowers hereunder on the Closing Date, expressed as an amount representing the maximum principal amount of the Initial Term Loans to be made by such Lender under this Agreement, (II) on or prior to the Third Amendment Effective Date, its obligation to make a 2020 Incremental Term Loan to the Borrower and the Co-Borrowers hereunder on the First Amendment Effective Date, expressed as an amount representing the maximum principal amount of the 2020 Incremental Term Loans to be made by such Lender under the First Amendment and (III) after the Third Amendment Effective Date, its obligation to make a 2021 Incremental Term Loan to the Borrower and the Co-Borrowers hereunder on the Third Amendment Effective Date, expressed as an amount representing the maximum principal amount of the 2021 Incremental Term Loans to be made by such Lender under the Third Amendment, in each case, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, (ii) a Refinancing Amendment or (iii) an Extension. The initial amount of each Lender’s Initial Term Loan Commitment is set forth on Schedule 2.01 under the caption “Initial Term Loan Commitment” or, otherwise, in the Assignment and Assumption, Refinancing Amendment or Incremental Amendment (including the Third Amendment) pursuant to which such Lender shall have assumed its Initial Term Loan Commitment, as the case may be.”

(iii) The definition of “Loan Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Documents” means collectively, (a) this Agreement, (b) the First Amendment, (c) the Second Amendment, (d) the Third Amendment, (e) the Notes, (f) any Refinancing Amendment, Incremental Amendment or Extension Amendment, (g) the Guaranty, (h) the Collateral Documents, (i) the Intercreditor Agreement (if any) and (j) the Global Intercompany Note.

(iv) The definition of “Lead Arrangers” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Lead Arrangers” has the meaning specified in the preliminary statements to this Agreement with respect to the Initial Term Loans funded on the Closing Date and with respect to the (x) 2020 Incremental Term Loans, each of Barclays Bank PLC, Morgan Stanley Senior funding, Inc., BMO Capital Markets Corp., Golub Capital LLC and HSBC Securities (USA) Inc. and (y) the 2021 Incremental Term Loans, each of Barclays Bank PLC, Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., BoFA Securities, Inc., BMO Capital Markets Corp., Jefferies Finance LLC, Golub Capital LLC, HSBC Securities (USA) Inc. and UBS Securities LLC.

(v) Section 2.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) From and after the Third Amendment Effective Date, the Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (i) on the last Business Day of each fiscal quarter, commencing with the first quarter ending after the Third Amendment Effective Date (i.e., September 30, 2021), an aggregate principal amount of

Term Loans (including the Incremental Term Loans made on the Third Amendment Effective Date) equal to 0.25% of the product of (i) the sum of (A) the aggregate principal amount of all Term Loans outstanding immediately prior to the Incremental Facility Effective Date (i.e. $1,059,672,180.46) and (B) the aggregate principal amount of Incremental Term Loans made on the Incremental Facility Effective Date (i.e. $200,000,000.00) and (ii) a fraction, the numerator of which is the aggregate principal amount of the Term Loans made on the Closing Date ($920,000,000.00) and the denominator of which is equal to (x) the aggregate amount of Term Loans made on the Closing Date (i.e. $920,000,000.00) minus (y) the product of (1) the amount in the forgoing clause (ii)(x), (2) 0.25% and (3) the total number of amortization payments that have been made as of the date hereof (i.e. four) (the product of (y)(1), (y)(2) and (y)(3), $9,200,000), after such product is rounded up to the nearest full Dollar (0.25% of such product equaling $3,180,990.36, which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07); provided that at the election of the Borrower (A) this clause (i) shall be amended, as it relates to any then-existing tranche of Term Loans to increase the amortization with respect thereto, in connection with the Borrowing of any Incremental Term Loans that constitute Pari Passu Lien Debt if and to the extent necessary so that such Incremental Term Loans and the applicable existing Term Loans form the same Class of Term Loans and to the extent possible, a “fungible” tranche, in each case, without the consent of any party hereto, and (B) such amendments shall not decrease any amortization payment to any Lender that would have otherwise been payable to such Lender prior thereto, and (ii) on the Maturity Date for each Class of Term Loans, the aggregate principal amount of all such Term Loans outstanding on such date.”

SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

On and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Third Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby, (iii) each 2021 Incremental Term Lender shall constitute a “Lender” under and as defined in the Credit Agreement and (iv) the 2021 Incremental Term Commitments shall constitute a “Term Loan Commitment,” in each case, under and as defined in the Credit Agreement. On and after the effectiveness of this Third Amendment, this Third Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 5. REPRESENTATIONS & WARRANTIES.

The Borrower and each Co-Borrower hereby represents and warrants to the 2021 Incremental Term Lenders and the Administrative Agent on and as of the Third Amendment Effective Date, that:

(a) no Specified Event of Default has occurred and is continuing (immediately prior to giving effect to the incurrence of the 2021 Incremental Term Loans) or would result from the incurrence of the 2021 Incremental Term Commitments; and

(b) the Specified Representations in the Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (except for Specified Representations that are already qualified by materiality, which Specified Representations are true and correct in all respects), immediately prior to, and after giving effect to, the incurrence of the 2021 Incremental Term Loans, except to the extent that such Specified Representations specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except for Specified Representations that are already qualified by materiality, which Specified Representations are true and correct in all respects).

SECTION 6. CONDITIONS PRECEDENT. This Third Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) when the conditions set forth in this Section 6 shall have been satisfied (or waived by the 2021 Incremental Term Lenders) in accordance with the Credit Agreement:

(a) The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent and the 2021 Incremental Term Lenders:

(i) an executed Committed Loan Notice with respect to the 2021 Incremental Term Loans not later than (A) 1:00 p.m. (New York City time) three Business Days prior to the Third Amendment Effective Date for any Borrowing of Eurodollar Rate Loans and (B) 12:00 noon (New York City time) one Business Day prior to the Third Amendment Effective Date for any Borrowing of Base Rate Loans;

(ii) counterparts of this Third Amendment executed by the Borrower, the Co-Borrowers, the Guarantors, the Administrative Agent and the 2021 Incremental Term Lenders;

(iii) a customary opinion from each of (A) Latham & Watkins LLP, with respect to matters of New York, Delaware and Illinois law and (B) Gordon Rees Scully Mansukhani, LLP, with respect to matters of Wisconsin law, Pennsylvania law, New Hampshire law and Minnesota law;

(iv) a certificate attesting to the Solvency of the Borrower and its Subsidiaries, on a consolidated basis, from the chief financial officer (or officer with equivalent duties) of the Borrower (after giving effect to the Acquisition, the incurrence of 2021 Incremental Term Loans and any Revolving Loans on the Third Amendment Effective Date and the application of the proceeds therefrom), substantially in the form of the Solvency certificate furnished on the Closing Date;

(v) the following:

i. a customary certificate of a Responsible Officer of each Loan Party dated the Third Amendment Effective Date and certifying (A) that either (x) attached thereto is a copy of the Organization Documents of each Loan Party or (y) certifying that there has been no change to such Organization Documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions or other action authorizing the execution, delivery and performance of this Third Amendment and any other document delivered in connection herewith, (C) to the extent not previously delivered to the Administrative Agent (and unchanged since such delivery), as to the incumbency of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Third Amendment or any other document delivered in connection herewith on behalf of such Loan Party and (D) good standing certificates for each Loan Party from such Loan Party’s jurisdiction of formation or organization; and

ii. a customary certificate of another Responsible Officer as to the incumbency and signature of the secretary or assistant secretary executing the certificate delivered pursuant to clause (i) above;

(b) The representations and warranties in Section 5 hereof shall be true and correct as of the Third Amendment Effective Date, and the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent and the 2021 Incremental Term Lenders, dated as of the Third Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying the foregoing;

(c) the Borrower shall have delivered a certificate signed by a Responsible Officer of the Borrower to the Administrative Agent and the 2021 Incremental Term Lenders certifying, in form and substance reasonably satisfactory to the Administrative Agent and the 2021 Incremental Term Lenders, a calculation detailing the incurrence of the 2021 Incremental Term Loans under Section 2.16(c)(i) and 2.16(c)(ii) of the Credit Agreement;

(d) The Administrative Agent and the Lead Arranger shall have been paid all fees and expenses (including all reasonable out-of-pocket costs, fees and expenses (including legal fees and expenses)) owing to it pursuant to the terms of the Credit Agreement (as amended hereby) or as otherwise separately agreed in writing in connection with this Third Amendment and the related transactions, and the 2021 Incremental Term Lenders shall have been paid (or will be paid substantially simultaneously with the making of the 2021 Incremental Term Loans), all participation or upfront fees (which may take the form of OID) owing to them in connection with this Third Amendment or the 2021 Incremental Term Loans;

(e) The Lenders shall have received, at least three Business Days prior to the First Amendment Effective Date, (i) all documentation and other information about the Borrower or any Co-Borrower required by bank regulatory authorities in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and (ii) to the extent the Borrower or any Co-Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary FinCEN beneficial ownership certificate as required by the Beneficial Ownership Regulation with respect to the Borrower (or, to the extent that the Borrower or any Co-Borrower has previously provided such certificate to the 2021 Incremental Term Lenders, confirmation in writing to the Administrative Agent that no change to its beneficial ownership has occurred since the date of such previously provided certificate), that, in each case, has been requested in writing at least ten Business Days prior to the Third Amendment Effective Date; and

(f) Confirmation from the Borrower (in the form of a certificate signed by a Responsible Officer of the Borrower) that prior to, or substantially simultaneously with the borrowing of the 2021 Incremental Term Loans on the Third Amendment Effective Date:

i.	the Acquisition shall have been or will be consummated; and

ii.	that the Acquisition satisfies the requirements set forth in clauses (a) and (b) of the definition of “Permitted Acquisition” in the Credit Agreement.

SECTION 7. REAFFIRMATION.

By executing and delivering a copy hereof, (i) the Borrower and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, the 2021 Incremental Term Loans made available on the Third Amendment Effective Date) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and (ii) the Borrower and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that, notwithstanding the effectiveness of this Third Amendment, after giving effect to this Third Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2021 Incremental Term Lenders) continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this Third Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, including the 2021 Incremental Term Loans (including, without limitation, the Obligations with respect to the 2021 Incremental Term Loans), in each case after giving effect to this Third Amendment.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a) Amendments. No amendment or waiver of any provision of this Third Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement.

(b) Ratification. This Third Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(c) No Novation; Effect of this Third Amendment. This Third Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Third Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Third Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or any Borrower under the Credit Agreement or any Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Third Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Third Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this Third Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents

(d) Governing Law; Submission to Jurisdiction, Etc.. THIS THIRD AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 11.15 AND 11.16 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

(e) Severability. Section 11.14 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(f) Counterparts; Headings. This Third Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this Third Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Third Amendment.

(g) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import this Third Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9. CERTAIN TAX MATTERS.

The 2021 Incremental Term Loans shall be fungible with the Initial Term Loans for U.S. federal income tax purposes.

[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

WCG PURCHASER CORP., as the Borrower

By:	/s/ Laurie Jackson
Name: Laurie Jackson
Title: Vice President and Chief Financial Officer

WCG PURCHASER INTERMEDIATE CORP., as Holdings

By:	/s/ Laurie Jackson
Name: Laurie Jackson
Title: Vice President and Chief Financial Officer

[Signature Page to WCG Third Incremental Amendment]

WCG HOLDINGS IV INC., as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

WIRB - COPERNICUS GROUP, INC., as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

WCG CLINICAL SERVICES INC., as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

WCG MARKET INTELLIGENCE & INSIGHTS INC., as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

WCG IRB, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

[Signature Page to WCG Third Incremental Amendment]

RESEARCH DATAWARE, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

APPLIED CLINICAL INTELLIGENCE, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

WCG GSO CONSULTING LLC, as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

ANALGESIC SOLUTIONS LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

WCG INTERNATIONAL INC., as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

GLOBAL SAFETY HOLDINGS, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

[Signature Page to WCG Third Incremental Amendment]

MEDAVANTE PROPHASE, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

THREEWIRE, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

PHARMASEEK, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

PHARMASEEK FINANCIAL SERVICES, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

PATIENTWISE CREATIVE, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

[Signature Page to WCG Third Incremental Amendment]

EPHARMASOLUTIONS LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

VELOS LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

CLINTRAX GLOBAL, INC., as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

KMR GROUP, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

WASHINGTON BUSINESS INFORMATION, INC., as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

[Signature Page to WCG Third Incremental Amendment]

WCG CONFERENCES LLC, as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

CENTERWATCH LLC, as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

TRIFECTA MULTIMEDIA, LLC, as a Guarantor

By:	/s/ Laurie Jackson
Name:	Laurie Jackson
Title:	Vice President and Chief Financial Officer

[Signature Page to WCG Third Incremental Amendment]

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent and 2021 Incremental Term Lender

By:	/s/ Ronnie Glen
Name: Ronnie Glen
Title: Director

[Signature Page to WCG Third Incremental Amendment]

Schedule 1

2021 Incremental Term Commitments

2021 Incremental Term Lender	2021 Incremental Term Commitment	Applicable Percentage
BARCLAYS BANK PLC	$200,000,000.00	100.00%

Total	$200,000,000.00	100.00%